EXHIBIT 10.3
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                        STOCK REGISTRATION AGREEMENT

      STOCK REGISTRATION AGREEMENT among Union Bankshares, Inc. ("Union"), and the undersigned shareholders of Citizens Savings Bank & Trust Company ("CSBT") (such shareholders, are collectively referred to herein as the "Shareholders").

      WHEREAS, Union and CSBT are parties to an Affiliation Agreement dated as of the date of this Stock Registration Agreement (the " Affiliation Agreement"), which provides, among other things, that upon the consummation of the transaction contemplated therein (the "Merger") the shareholders of CSBT will receive shares of Common Stock, par value $2.00 per share, of Union ("Union Common Stock") in exchange for the issued and outstanding shares of capital stock of CSBT; and

      WHEREAS, in connection with the Affiliation Agreement, Union has agreed with the Shareholders that it will take appropriate steps to register under the Securities Act of 1933, as amended (the "Securities Act") up to 150,000 shares of the Union Common Stock to be received by the Shareholders in connection with the Merger upon the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the premises and agreements contained herein, the parties agree as follows:

      Section 1. Demand Registration Rights. (a) Except as otherwise provided in Subsection 1(b), upon written request of one or more of the Shareholders or the duly authorized representative thereof asserting that the sale of Common Stock is necessary in order to provide funds for the payment of federal and/or state taxes imposed by reason of the death of Genevieve L. Hovey, Union shall, with reasonable promptness, prepare and file a registration statement on a form to be selected by Union to register under the Securities Act for sale to the public the number of shares of Union Common Stock received by such Shareholders in the Merger as shall be specified in such request, and shall use its best efforts to cause the same to become effective; provided, however, that Union shall not be obligated to
(i) effect more than one such registration pursuant to this Agreement, (ii) register fewer than 50,000 nor more than 150,000 shares of Union Common Stock pursuant to such request, or (iii) effect such registration if none of the Shareholders is then an affiliate of Union or CSBT under Rules 144 or 145 of the Securities and Exchange Commission (the "Commission"). Upon receipt of Shareholders' demand for registration pursuant to this Subsection 1(a), Union shall determine in its reasonable business judgment, giving due consideration to the potential impact of the proposed sale upon the trading market in the Union Common Stock, whether the shares to be sold pursuant to the registration statement shall be sold through an underwritten public offering, through assistance of an investment banking firm, or through a broker-dealer.

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If the shares are to be sold in an underwritten public offering or with the assistance of an investment banking firm, Union shall be entitled to designate the managing underwriter or investment banking firm, as the case may be, subject to the approval of the holders of at least a majority of the total number of shares of Union Common Stock to be sold pursuant to the registration statement, which approval shall not be unreasonably withheld.

      (b) Union shall be entitled to postpone, for a reasonable period of time, the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 1, and may withhold efforts to cause a registration statement to become effective, if Union determines, in its reasonable business judgment, that such registration and offering would materially interfere with or adversely affect negotiation or completion of any transaction that is pending or being contemplated by Union (whether or not a final decision has been made to undertake such transaction) at the time the right to postpone is exercised, including, without limitation, any equity or convertible debt financing, merger, consolidation, acquisition, corporate reorganization or any other material transaction or development involving Union and/or any of its subsidiaries.
In such event Union (i) shall promptly give each Shareholder owning shares of Union Common Stock proposed to be included in such registration statement written notice of such determination, and (ii) shall be required to file, and to notify the Shareholders of its willingness to proceed with, such registration statement as soon as practicable after Union shall determine, in its reasonable business judgment, that such registration and offering will not materially interfere with the aforesaid material transaction or development, but in no event later than 120 days from the date of the postponement.

      Section 2. Covenants of the Shareholders. Each of the Shareholders covenants and agrees that such Shareholder will:

            (a) In any request for registration pursuant to Section 1, specify (i) the number of shares of Union Common Stock as to which such request relates, (ii) express such Shareholder's intention to offer such shares for distribution and (iii) contain an undertaking to provide all such information and materials and take all such action and execute all such documents as may be required in order to permit Union to comply with all applicable requirements of the Commission and to obtain acceleration of the effective date of the registration statement.

            (b) Immediately suspend, or cause to be suspended, all offers and sales of the Union Common Stock pursuant to any registration statement referred to in Section 1, upon receipt of written notice from Union that Union has determined, in its reasonable business judgment, that the registration statement is no longer current because of material non-public developments

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      affecting Union; provided, however, that in such event Union shall use its reasonable best efforts to amend the registration statement promptly to permit resumption of offers and sales by the Shareholders.

      Section 3. Covenants of Union. Union covenants and agrees that it shall:

            (a) Subject to its right to withdraw a registration statement under Subsection 1(b) of this Agreement, use its reasonable best efforts to have any registration statement filed pursuant to this Agreement declared effective as promptly as practicable, advise a Shareholder who owns shares of Union Common Stock included in such registration statement, upon request, of the progress of such filing and of any review thereof undertaken by the Commission and promptly notify such participating Shareholders and their underwriter, if any, and confirm such advice in writing (i) when such registration statement becomes effective, (ii) when any post-effective amendment to such registration statement becomes effective, and (iii) of any request by the Commission for any amendment or supplement to such registration statement or any prospectus relating thereto or additional information.

            (b) Use its reasonable best efforts to qualify, not later than the effective date of any registration statement filed pursuant to
      Section 1 of this Agreement, the shares of Union Common Stock of any Shareholder registered thereunder under the "blue sky" or other state securities laws of the States of Vermont and New Hampshire and in connection with an underwritten offering pursuant to this Agreement, such other states, not to exceed three in number, as the managing underwriter in an underwritten public offering pursuant to Section 1 may reasonably request; provided, however, that Union shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any general consent to service of process under the laws of any such jurisdiction where it is not so subject or to amend its Articles of Association or By-laws, in order to effect such registration.

            (c) From time to time (i) after a demand for registration has been made, advise the Shareholders of any event or development, including a material adverse change in the financial condition, business or affairs of Union, known to Union (other than events or developments affecting market or economic conditions generally), which may have a material adverse impact on the proposed offering, and (ii) within the period of effectiveness of such registration statement, advise such participating Shareholders of any event or development requiring amendment of the registration statement or prospectus used in connection therewith or rendering it inadvisable to use the prospectus until it shall have been supplemented or amended.

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            (d) Until 120 days from the effective date of any registration statement filed pursuant to this Agreement hereof, or until completion of the distribution of the shares of Union Common Stock included in such registration, whichever occurs earlier, use its best efforts to keep such registration statement in effect and current and from time to time during such period to amend or supplement such registration statement and the prospectus relating thereto to the extent necessary to permit the completion within said period, in compliance with the Securities Act, of the sale or distribution of the shares of Union Common Stock included in such registration.

            (e) Furnish to each participating Shareholder such number of copies of any preliminary and final prospectuses and any amendments and supplements thereto, as such Shareholder may reasonably request in order to effect the offering and sale of the shares to be offered and sold by such Shareholder.

            (f) Furnish to any Shareholder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Shareholder or underwriter, such information regarding Union as may be reasonably requested by such person in connection with such registration statement.

            (g) For a period of two years from the date of this Agreement or for such shorter or longer period as any Shareholder shall be restricted with respect to the sale of shares of Union Common Stock by virtue of applicable federal securities laws or regulations or shall be an affiliate of Union as defined in Rule 144 under the Securities Act or an affiliate of CSBT, as contemplated in Rule 145 under the Act, (i) continuously have the Union Common Stock registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), and (ii) file with the Commission all reports required to be filed under the Exchange Act in the manner and within the time period required thereby so that sales of shares of Union Common Stock may be effected in compliance with Rule 144; provided, however, that nothing herein shall preclude or prevent Union from consummating any merger, consolidation, liquidation disposition of substantial assets or any comparable event, not in the ordinary course of business, or entering into any agreement with respect to any of the above, which might or would result in Union no longer being able to comply with this Subsection (g).

      Section 4. Costs and Expenses. The cost and expense of preparation and filing of a registration pursuant to this Agreement and "blue sky" qualifications related thereto pursuant to Subsection 3(b) shall be borne by Union: provided, however, that Union shall not be liable or responsible for
(i) the fees and expenses of counsel, accountants and advisors for any Shareholder, (ii) any transfer or sales taxes in connection with the sale of Union Common Stock by the Shareholders, or (iii) underwriting discounts and commissions or brokerage fees

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or commissions or similar sales charges or fees payable in connection with any sale of Union Common Stock by the Shareholders.

      Section 5. Indemnification. In connection with any registration of Union Common Stock pursuant to this Agreement:

            (a) Union shall indemnify and hold harmless each Shareholder who sells shares of Common Stock pursuant to any such registration statement (and any settlor, trustee, beneficiary or other person who may be deemed to be a controlling person of such Shareholder within the meaning of the Securities Act) against any losses, claims damages or liabilities to which any such Shareholder, settlor, trustee, beneficiary or other person, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) shall arise out of or be based upon any untrue or allegedly untrue statement of any material fact contained in any such registration statement or upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse any legal or other expenses reasonably incurred by such shareholder, settlor, trustee, beneficiary or other person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that Union shall not be liable for any losses, claims, damages, liabilities or actions arising out of or based upon any untrue statement or omission made in reliance upon and in conformity with information furnished to Union by such Shareholder, settlor, trustee, beneficiary or other person for use in any such registration statement.

            (b) Each Shareholder shall indemnify and hold harmless Union, each of its directors, each of its officers who signs any such registration statement, and each person, if any, who is deemed a controlling person within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which Union or any such director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) shall arise out of or be based upon any untrue or allegedly untrue statement of any material fact contained in any such registration statement or upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with information furnished to Union by such Shareholder for use in any such registration statement, and shall reimburse any legal or other expenses reasonably incurred by Union or any such director, officer or controlling person in connection with investigating or defending against such loss, claim, damage, liability or action.

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            (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 5. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the expenses related to such participation to be reimbursed by the indemnifying party as incurred.

      Section 6. Changes in Union Common Stock. If, and as often as, there are any changes in the Union Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Union Common Stock as so changed.

      Section 7. Notices. Notices given under this Agreement shall be deemed given when received at the addresses for the parties set forth below opposite their signatures.

      Section 8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 9. Assignment. This Agreement, including the registration rights created herein, (i) shall be binding upon and shall inure to the benefit of Union, its successors and

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assigns, and (ii) may be assigned by any of the Shareholders only to such members of the Hovey Family and their heirs and legal representatives as shall, in the opinion of counsel to Union, be deemed to be affiliates of Union immediately before the Merger or shall be restricted with respect to the sale of shares of Union Common Stock by virtue of applicable federal securities laws or regulation.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 16th day of February, 1999.

ADDRESS:                             UNION BANKSHARES, INC.

20 Main St., P.O. Box 667
Morrisville, VT  05661-0667          By:  /s/ Kenneth D. Gibbons
                                          Kenneth D. Gibbons, President
                                          And Chief Executive Officer

                                     SHAREHOLDERS:

6 Undercliffe Road                        /s/ Genevieve L. Hovey
St. Johnsbury, VT 05819                   Genevieve L. Hovey, individually

                                     GENEVIEVE L. HOVEY TRUST
                                     U.A. dated 8/22/89
c/o Genevieve L. Hovey, Trust
6 Undercliffe Road                   By:  /s/ Genevieve L. Hovey
St. Johnsbury, VT 05819                   Genevieve L. Hovey, Trustee

7 Undercliffe Road                        /s/ Franklin G. Hovey, II
St. Johnsbury, VT   05819                 Franklin G. Hovey, II,
                                          Individually

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